UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                     FORM 8K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): April 5, 2007

                        Commission File Number: 333-11625

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                       CAPITAL ALLIANCE INCOME TRUST LTD.,
                         A REAL ESTATE INVESTMENT TRUST
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             (Exact name of registrant as specified in its charter)


          Delaware                                           94-3240473
 ---------------------------                               ---------------
(State or other Jurisdiction                              (I.R.S. Employer
     of incorporation)                                  Identification Number)


  100 Pine Street
  Suite 2450
  San Francisco, California                                      94111
  --------------------------------------                        --------
  (Address of principal executive office)                      (zip code)


                                 (415) 288-9595
               --------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CRF 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CRF 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CRF 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))


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Item 5.02    Departure of Directors or Certain Officers; Election of Directors;
             Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

                     CAPITAL ALLIANCE INCOME TRUST APPOINTS
                                  NEW DIRECTOR


SAN FRANCISCO - (BUSINESS WIRE) - April 5, 2007 - Capital Alliance Income Trust ("CAIT") (AMEX:CAA-News) a specialty lender organized as a real estate investment trust ("REIT") , announced the appointment of Alan R. Jones to its Board of Directors. The appointment satisfies the American Stock Exchange's Small Business filer Independent Director representation requirement.

Mr. Alan R. Jones, 52, has worked in investment management consulting, venture capital and investment banking. Since 2004 he has served as Managing Partner of A.R. Jones & Associates, LLC, a placement agent specialized in investment management, private equity and commercial real estate. In 2000 Mr. Jones co-founded Rampant Venture Group, a venture capital firm, and served as a Managing Partner. From 1981 to 2000 Mr. Jones worked in institutional sales, trading and investment banking for Morgan Stanley and Salomon Brothers in both New York City and San Francisco. Mr. Jones is a Trustee of Phillips Exeter Academy and a Board Member of the Student Conservation Association, where he chairs the Investment Committee. He graduated from Dartmouth College and earned his MBA from the Wharton School at the University of Pennsylvania.

Separately the company also noted the availability of its updated Code of Ethics and Business Conduct at the following web address:
www.caitreit.com/cait_code_of_ethics.html


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About Capital Alliance Income Trust

CAIT is a specialty lender, which invests in high yielding, mortgage loans located primarily in California. Historically, only residential loans with a combined loan-to-value of 75% or less are originated for CAIT's mortgage investment portfolio. Due to the March 31, 2006 discontinuance of CAIT's mortgage banking business, unsold mortgages with a loan to value greater than 75% were transferred to CAIT and are part of CAIT's core portfolio. CAIT is examining strategic changes to its investing business model and investment policies to restore profitability and enhance shareholder value.


Forward Looking Statements
This document contains "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995) that inherently involve risks and uncertainties. CAIT's actual results, operations and liquidity may differ materially from those anticipated in these forward-looking statements because of changes in the level and composition of CAIT's investments and unseen factors. As discussed in CAIT's filings with the Securities and Exchange Commission, these factors may include, but are not limited to, changes in general economic conditions, the availability of suitable investments, fluctuations in and market expectations of fluctuations in interest rates and levels of mortgage payments, deterioration in credit quality and ratings, the effectiveness of risk management strategies, the impact of leverage, the liquidity of secondary markets and credit markets, increases in costs and other general competitive factors.

Contact: Capital Alliance Income Trust
         Richard J. Wrensen - President and CEO - (415)288-9595 www.caitreit.com







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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                      CAPITAL ALLIANCE INCOME TRUST, LTD.,
                         A Real Estate Investment Trust



Dated: April 9, 2007                             By:  /s/ Richard Wrensen
                                                      -----------------------
                                                      Richard J. Wrensen,
                                                      Chief Executive Officer








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